UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2012


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

          Nevada                    000-53781                    98-0537233
(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

              7117 US 31 S
            Indianapolis, IN                                        46227
(Address of Principal Executive Office)                           (Zip Code)

       Registrant's telephone number, including area code: (888) 250-2566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 1, 2012, Stevia Corp., a Nevada corporation (the "COMPANY") entered into a Securities Purchase Agreement (the "PURCHASE AGREEMENT") with certain accredited investors (the "PURCHASERS") to raise $500,000 in a private placement financing (the "OFFERING"). On August 6, 2012, after the satisfaction of certain closing conditions, the Offering closed and the Company issued to the
Purchasers: (i) an aggregate of 1,066,667 shares of the Company's common stock at a price per share of $0.46875 (the "SHARES") and (ii) warrants to purchase an equal number of shares of the Company's common stock at an exercise price of $0.6405 with a term of 5 years (the "WARRANTS"), for aggregate gross proceeds of $500,000. The Company intends to use the net proceeds from this offering to advance the Company's ability to execute its growth strategy and to aid in the commercial development of the recently announced launch of the Company's majority-owned subsidiary, Stevia Technew Limited.

     In connection with the Offering, the Company also entered into a Registration Rights Agreement with the Purchasers (the "RIGHTS AGREEMENT"). The Rights Agreement requires the Company to file a registration statement (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") within thirty (30) days of the Company's entrance into the Rights Agreement (the "FILING DATE") for the resale by the Purchasers of all of the Shares and all of the shares of common stock issuable upon exercise of the Warrants (the "REGISTRABLE SECURITIES").

     The Registration Statement must be declared effective by the SEC within one hundred and twenty (120) days of the closing date of the Offering (the "EFFECTIVENESS DATE") subject to certain adjustments. If the Registration Statement is not filed prior to the Filing Date, the Company will be required to pay certain liquidated damages, not to exceed in the aggregate 6% of the purchase price paid by the Purchasers pursuant to the Purchase Agreement.

     Garden State Securities, Inc. (the "PLACEMENT AGENT") served as the placement agent of the Company for the Offering. In consideration for services rendered as the Placement Agent, the Company agreed to: (i) pay to the Placement Agent cash commissions equal to $40,000, or 8.0% of the gross proceeds received in the Offering, and (ii) issue to the Placement Agent, or its designee, a Warrant to purchase up to 85,333 shares of the Company's common stock (representing 8% of the Shares sold in the Offering) with an exercise price of $0.6405 per share and a term of 5 years (the "AGENT WARRANTS"). The Agent Warrants also provide for the same registration rights and obligations as set forth in the Rights Agreement with respect to the Warrants and Warrant Shares.

     The foregoing descriptions of the Purchase Agreement, Rights Agreement, Warrants and Agent Warrants do not purport to be complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, form of Warrant and Rights Agreement, which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     Pursuant to the Offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated into this Item 3.02 by reference, on August 6, 2012, the Company closed the Offering to certain "accredited investors" as such term is defined in the Securities Act in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506)

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
under the Securities Act of 1933, as amended (the "SECURITIES ACT") and corresponding provisions of state securities laws.

     The information set forth in Item 1.01 above regarding the Agent Warrants is hereby incorporated by reference into this Item 3.02 by reference. The Agent Warrants (including the shares of the Company's common stock underlying the Agent Warrants) were offered and sold to the Placement Agent in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws.

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS.

     On August 2, 2012, the Company issued a press release regarding the Offering. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit No.                     Description
-----------                     -----------
  10.1           Securities Purchase Agreement

  10.2           Form of Common Stock Purchase Warrant

  10.3           Registration Rights Agreement

  99.1           Press Release dated August 2, 2012

The information contained in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation by reference language in any filing.

Portions of this report may constitute "forward-looking statements" defined by federal law. Although the Company believes any such statements are based on reasonable assumptions, there is no assurance that the actual outcomes will not be materially different. Any such statements are made in reliance on the "safe harbor" protections provided under the Private Securities Litigation Reform Act of 1995. Additional information about issues that could lead to material changes in the Company's performance is contained in the Company's filings with the Securities and Exchange Commission and may be accessed at www.sec.gov.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2012                    STEVIA CORP.


                                        By: /s/ George Blankenbaker
                                           -------------------------------------
                                           George Blankenbaker
                                           President


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